SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 6, 2010
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On December 6, 2010, the Registrant issued a press release regarding its proposed recapitalization plan. The full text of the press release is attached hereto as Exhibit 99.1.
     The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Item 8.01.	Other Events.
     On December 6, 2010, the Registrant issued a press release regarding its proposed recapitalization plan. The full text of the press release is attached hereto as Exhibit 99.1.
     The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is “filed” for purposes of Section 18 of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

No.	Description
99.1	Press Release dated December 6, 2010, by Evergreen Solar, Inc., announcing proposed recapitalization plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
President and Chief Executive Officer

Dated: December 6, 2010